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                                                                    EXHIBIT 99.1

                                Pricing Agreement

MORGAN STANLEY & CO. INCORPORATED
1585 Broadway
New York, New York  10036

                                                                   April 9, 1999

Ladies and Gentlemen:

      JOSEPH E. SEAGRAM & SONS, INC., an Indiana corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement General Terms and Conditions attached hereto, to issue and sell to you (the "Underwriter") the securities specified in Schedule I hereto (the "Designated Securities"). The Designated Securities will be guaranteed (the "Guarantees") as to payment of principal and interest, if any, by THE SEAGRAM COMPANY LTD., a Canadian corporation (the "Guarantor"). Each of the provisions of the Underwriting Agreement General Terms and Conditions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement General Terms and Conditions so incorporated by reference shall be deemed to refer to you. Terms defined in the Underwriting Agreement General Terms and Conditions are used herein as therein defined.

      Subject to the terms and conditions set forth herein and in the Underwriting Agreement General Terms and Conditions incorporated herein by reference, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at the time and place and at the purchase price to the Underwriter set forth in Schedule I hereto, all of the Designated Securities set forth in Schedule I hereto, less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as may be specified in such Schedule I.

      This Agreement may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement General Terms and Conditions incorporated herein by reference, shall constitute a binding agreement between the Underwriter and the Company.

                                        Very truly yours,

                                        JOSEPH E. SEAGRAM & SONS, INC.


                                        By: /s/ John R. Preston
                                            -----------------------------------
                                            Name:  John R. Preston
                                            Title: Vice President and Treasurer

Accepted as of the date hereof:

MORGAN STANLEY & CO. INCORPORATED

By: /s/ Gerard Pasciucco
    -------------------------
    Name:  Gerard Pasciucco
    Title: Managing Director


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                                   SCHEDULE I

Title of Designated Securities:

      5.79% Senior Notes due 2001

Aggregate Principal Amount of Designated Securities:

      $250,000,000

Form and Denominations:

      Global Securities registered in the name of The Depository Trust Company or its nominee.

Price to Public:

      The Notes will be offered at the market.

Purchase Price by Underwriter:

      99.80% of the principal amount of the Notes, plus accrued interest from April 14, 1999, if any.

Specified Method and Funds for Payment of Purchase Price:

      By wire transfer in immediately available funds.

Indenture:

      Indenture, dated as of September 15, 1991, among the Company, the Guarantor and The Bank of New York, as Trustee.

Time of Delivery:

      9:30 a.m., New York City time, on April 14, 1999.

Closing Location:

      Sullivan & Cromwell, 375 Park Avenue, New York, New York 10152-0800.

Address of Underwriter for Notices, etc.:

      1585 Broadway
      New York, New York  10036

Depositary:

      The Depository Trust Company

Securities Exchange:

      None.


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Delayed Delivery:

      None

Maturity:

      April 15, 2001

Interest Rate:

      5.79%

Interest Payment Dates:

      April 15 and October 15

Redemption Provisions:

      The Notes will not be redeemable prior to maturity.

Sinking Fund Provisions:

      No sinking fund provisions

Guarantees:

      The Designated Securities shall be guaranteed as to payment of principal and interest by The Seagram Company Ltd.

Defeasance:

      The provisions of Section 1008 of the Indenture relating to defeasance shall apply to the Designated Securities.

Other Terms:

      The provisions of Section 1006 of the Indenture relating to the negative pledge shall apply to the Designated Securities.


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